Rule 497(e)
                                                       Registration No. 33-8982


Dear Shareholder:

The Victory Funds Institutional Money Market Fund Prospectus is being revised. Effective October 1, 1997, Key Asset Management Inc. will assume the duties of sub-administrator to the Funds. Shareholders will not pay additional fees because of this change. This Supplement also provides additional information related to securities lending. This information is important and should be kept with a copy of your Prospectus.
-------------------------------------------------------------------------------
                                The Victory Funds
                         Institutional Money Market Fund

                       Supplement Dated September 1, 1997
                      to the Prospectus Dated March 1, 1997

The Prospectus of the Institutional Money Market Fund is supplemented as follows:

1.   The  table  on  page  3  titled  "General   Information  About  the
Institutional Money Market Fund" is replaced with the following:

         --------------------------------------- ---------------------------- ----------------------------
                                                       Investor Shares               Select Shares
         --------------------------------------- ---------------------------- ----------------------------
         Inception Date                                    1/10/83                      6/5/95
         --------------------------------------- ---------------------------- ----------------------------
         Estimated Annual Expenses
         (as a percentage of net assets)                    .27%                         .52%
         --------------------------------------- ---------------------------- ----------------------------
         Newspaper Abbreviation*                         VictoryInst                 VictoryInstS
         --------------------------------------- ---------------------------- ----------------------------

         *All newspapers do not carry the same abbreviation.

2. Effective October 1, 1997, under "Organization and Management of the Funds," the first paragraph on page 15 in the subtopic "The Administrator, Distributor, and Fund Accountant" should be replaced with the following:

BISYS Fund Services is the Administrator and the Distributor. BISYS is paid a fee at the following annual rate based on the Fund's average daily net assets as the Administrator: .15% for portfolio assets of $300 million and less, .12% for the next $300 million through $600 million of portfolio assets; and .10% for portfolio assets greater than $600 million. Under a Sub-Administration Agreement, BISYS pays Key Asset Management Inc. to perform some of the administrative duties for the Fund. BISYS pays Key Asset Management Inc. a sub-administration fee at an annual rate of up to .05% of the Fund's average daily net assets. BISYS does not charge a fee for its services as Distributor. BISYS Fund Services Ohio, Inc. receives a fee as the Fund's Accountant.

3. On the bottom of page 19 under the heading, "Other Securities and Investment Practices," the information in the table under "Securities Lending" should be revised by adding the following sentence at the end of the paragraph, and a new category, "Investment Company Securities," should also be added to the table:

         --------------------------------------------------------------------------------- ---------------------
         List of Allowable Investments                                                     Institutional Money
         and Investment Practices (continued)                                                    Market
         --------------------------------------------------------------------------------- ---------------------
        SECURITIES  LENDING. In order to generate additional income, the Fund 33
        1/3%  may  lend  its  portfolios  securities.   The  Fund  will  receive
        collateral for the value of the security plus any interest due. The Fund only will enter into loan  arrangements  with  entities that the Adviser has  determined  are  creditworthy.  Subject to the receipt of exemptive relief from the SEC, Key Trust Company of Ohio, N.A., the lending agent, may earn a fee based on the amount of income earned on the investment of collateral.

        --------------------------------------------------------------------------------- ---------------------


         --------------------------------------------------------------------------------- ---------------------
         List of Allowable Investments                                                     Institutional Money
         and Investment Practices (continued)                                                      Market
         --------------------------------------------------------------------------------- ---------------------

         INVESTMENT COMPANY SECURITIES.  Shares of other mutual funds with similar
         investment objectives.  The following limitations apply:  (1) No more than 5%              5%
         of the Fund's total assets may be invested in one mutual fund, (2) the Fund and            3%
         its affiliates may not own more than 3% of the securities of any one mutual               10%
         fund,  and (3) no more  than  10% of the  Fund's  total  assets  may be invested in combined mutual fund holdings.
         --------------------------------------------------------------------------------- ---------------------


Please insert this Supplement in the front of your Prospectus. Investors wishing to obtain more information should call the Fund at 800-KEY-FUND(R).




                                  VF-IMMF-SUP1